EXHIBIT 99.2

SECOND AMENDED AND RESTATED GUARANTY

THIS SECOND AMENDED AND RESTATED GUARANTY (this “Guaranty”) dated as of May 20, 2005 is executed by Bairnco Corporation, a Delaware corporation (“Bairnco”), each of its undersigned Subsidiaries and each other Subsidiary of Bairnco that may become a party hereto in accordance with Section 13 hereof (Bairnco and each Subsidiary of Bairnco collectively hereinafter referred to as the “Guarantors” and individually as a “Guarantor”) in favor of BANK OF AMERICA, N.A., (“Bank of America”) as Agent (as hereinafter defined in the first recital below) and amends and restates in its entirety that certain Amended and Restated Guaranty dated as of February 22, 2000 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Existing Guaranty”), by Bairnco, Arlon, Inc., a Delaware corporation (“Arlon”), Kasco Corporation, a Delaware corporation (“Kasco”), Arlon Adhesives & Films, Inc., a Texas corporation (“Arlon Adhesive”), Arlon Partners, Inc., a Delaware corporation (“Arlon Partners”), Arlon Signtech, Ltd., a Texas limited partnership (“Arlon Signtech”), Arlon Viscor, Ltd., a Texas limited partnership (“Arlon Viscor”), Arlon MED International, LLC, a Delaware limited liability company (“Arlon MED”), Atlantic Service Co. (UK) Ltd., a company organized under the laws of the United Kingdom (“Atlantic Service (UK)”), Bertram & Graf GmbH, an entity formed under the laws of Germany (“Bertram & Graf”), EuroKasco S.A.S., an entity formed under the laws of France (“EuroKasco”), Kasco Mexico, LLC, a Delaware limited liability company (“Kasco Mexico”), Arlon Materials for Electronics Co. Ltd., a limited partnership organized under the laws of China (“Arlon Materials”), Arlon Material Technologies Co. Ltd., a limited partnership organized under the laws of China (“Arlon Material Technologies”), Atlantic Service Co. Ltd., a company organized under the laws of Canada (“Atlantic Service”), Kasco Ensambly S.A. de C.V., an entity formed under the laws of Mexico (“Kasco Ensambly”) and other subsidiaries of Bairnco party thereto as of the date hereof in favor of Bank of America, as agent.

RECITALS

WHEREAS, Bairnco Corporation (“Bairnco”), certain of its Subsidiaries, certain lenders (the “Lenders”) and Bank of America, as agent for the Lenders (the “Agent”), have entered into that certain Third Amended and Restated Credit Agreement dated as of May 20, 2005 (as the same may be amended, restated, supplemented or other wise modified from time to time, hereinafter referred to as the “Credit Agreement”) pursuant to which the Lenders have extended credit to Bairnco and certain of its Subsidiaries (each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement);

WHEREAS, it is a condition precedent to the Lenders amending and restating the Credit Agreement on the date hereof that the Existing Guaranty be amended and restated as herein provided; and

WHEREAS, each Guarantor has received and will receive substantial benefits from the extension of credit pursuant to the Credit Agreement;

NOW, THEREFORE, in order to induce the Lenders to enter into the Credit Agreement, each Guarantor hereby covenants as follows:

SECTION 1.  Guaranty.  (a) Subject to Section 1(b), each Guaranty hereby unconditionally guarantees the performance and the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Obligations (except such Guarantor’s Obligations as a Borrower) under and in connection with the Loan Documents (all such obligations being hereinafter collectively called the “Guaranteed Liabilities”).

(b)  The liability of each of the Guarantors under this Guaranty shall not exceed the maximum amount of liability that such Guarantor can hereby incur without rendering this Guaranty voidable under the applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.  For purposes of determining such liability of each of the Guarantors, due consideration shall be given to the direct and indirect benefits received by each of the Guarantors as a result of the extension of credit under the Credit Agreement.

(c)  This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect notwithstanding the dissolution of any Guarantor or that at any time or from time to time all Guaranteed Liabilities may have been paid in full.

SECTION 2.  Disgorged Payments.  Each Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by the Agent or the Lenders at any of the Guaranteed Liabilities is or must be rescinded or returned by the Agent or the Lenders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Company), such Guaranteed Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or the Lenders, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Liabilities, all as though such application by the Agent or the Lenders had not been made.

SECTION 3.  Certain Permitted Actions.  To the extent permitted by law, each of the Agent and any Lender each may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to any Guarantor or any other Person, take any or all of the following actions without impairing its rights arising hereunder: (a) retain or obtain a lien upon or a security interest in any property to secure any of the Guaranteed Liabilities, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to such Guarantors’ obligations, with respect to any of the Guaranteed Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Guaranteed Liabilities, or release or compromise any obligation of any Borrower under any Loan Document or any obligation of any nature of any other obligor with respect to any of the Guaranteed Liabilities, (d) release or fail to perfect its lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranteed Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to any Guarantor for payment of any of the Guaranteed Liabilities, whether or not the Agent or the Lenders (i) shall have resorted to any property securing any of the Guaranteed Liabilities or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Guaranteed Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by each Guarantor).

SECTION 4.  Application of Funds.  Any amounts received by the Agent or the Lenders from whatsoever source on account of the Guaranteed Liabilities may be applied by it toward the payment of such of the Guaranteed Liabilities, and in such order of application, as the Agent and the Lenders may from time to time elect.

SECTION 5.  Limit on Subrogation; Waivers.  (a) No payment made by or for the account of any Guarantor pursuant to this Guaranty shall entitle any Guarantor by subrogation or otherwise to any payment by any Borrower or by any Guarantor or from or out of any property of any Borrower or any Guarantor, and no Guarantor shall exercise any right or remedy against any Borrower or any Guarantor or any property of any Borrower or any Guarantor by reason of any performance by such Guarantor of this Guaranty, all of which rights and remedies are hereby waived by such Guarantor to the fullest extent permitted by law.

(b) To the extent permitted by law, each Guarantor hereby expressly waives (i) notice of acceptance by the Agent or the Lenders of this Guaranty, (ii) notice of the existence or creation or non-payment of all or any of the Guaranteed Liabilities, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) all diligence in collection or protection of or realization upon the Guaranteed Liabilities or any security for or guaranty of any of the foregoing.

SECTION 6.  Transfer of Obligations. Subject to the provisions of the Credit Agreement, the Agent and the Lenders may, from time to time, without notice to any Guarantor, assign or transfer, or cause to be assigned or transferred, any or all of the Guaranteed Liabilities or any interest therein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Liabilities shall be and remain Guaranteed Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Liabilities or of any interest therein, to the extent of the interest of such assignee or transferee in the Guaranteed Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Agent or a Lender.

SECTION 7.  No Conditions to Effectiveness.  No claim or defense by any Person as to the invalidity or unenforceability of any obligation under the Loan Documents shall affect or impair the obligations of the Guarantors under this Guaranty.  The obligation of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of any Guarantor or any Borrower.  Each Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

SECTION 8.  Warranties.  Each Guarantor hereby warrants and represents to the Agent and the Lenders that (i) it now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of each Borrower, and the Agent and the Lenders shall not have any duty or responsibility to provide such Guarantor with any credit or other information concerning the affairs, financial condition or business of any Borrower which may come into such Person’s possession; (ii) all things necessary to make this Guaranty the legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, have been done and performed; (iii) the execution, delivery and performance of this Guaranty by such Guarantor are within its powers and do not (a) contravene any law, rule or regulation presently in effect which affects or binds it or any of its properties, or (b) conflict with or result in a breach of any guaranty or loan or credit agreement or any other agreement or instrument to which it is a party in respect of indebtedness for money borrowed, except for such contraventions, conflicts and breaches that, in the aggregate, will not have a material adverse effect on Bairnco and its Subsidiaries on a consolidated basis; and (iv) any and all information heretofore or hereafter provided by such Guarantor to the Agent and the Lenders hereunder and certified by an Authorized Officer of such Guarantor is and shall be true and accurate in all respects as the date furnished and does not and shall not omit any material fact necessary to make the information not misleading.

SECTION 9.  Modification of Guaranty.  This Guaranty shall not be amended, supplemented or otherwise modified without the written consent of the Agent and the Required Lenders and the Guarantors.

SECTION 10.  Notices.  All notices or other communications given hereunder shall be in writing (including telex and facsimile communication) and mailed, telexed, telecopied or delivered: (a) if to a Guarantor, to it at its address set forth on the signature pages hereof or at such other address as shall have been or be designated by it in a written notice to the Agent; and (b) if to the Agent or any Lender, to such Person at its address set forth in the Credit Agreement or at such other address as shall have been or be designated by it in a written notice to the Guarantors.

All such notices and communications shall be deemed to have been duly made or give (i) when delivered by hand, (ii) five (5) Business Days after being deposited in the mail, postage prepaid, (iii) when telexed, answer back received, or (iv) when by facsimile communication, receipt acknowledged.

SECTION 11.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN ORANGE COUNTY, FLORIDA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

(I)

ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(II)

WAIVES ANY DEFENSE OF FORUM NON COVENIENS;

(III)

AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH THIS SECTION 11;

(IV)

AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER ITSELF IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

(V)

AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

(VI)

AGREES THAT THE PROVISIONS OF THIS SECTION 11 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

(b) EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS, THE GUARANTORS OR THE BORROWERS.  EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

SECTION 12.  Resolution of Drafting Ambiguities.  Each of the parties hereto acknowledge that it was represented by counsel in connection with the preparation, execution and delivery of this Guaranty, that its counsel reviewed the foregoing and participated in the negotiation thereof and any rule of construction under any applicable law to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Guaranty.

SECTION 13.  Additional Guarantors.  The initial Guarantors hereunder shall be Bairnco and such of the Subsidiaries of Bairnco as are signatories hereto on the date hereof.  From time to time subsequent to the date hereof, additional Subsidiaries of Bairnco may become parties hereto, as additional Guarantors (each and “Additional Guarantor”) by executing a counterpart of this Guaranty.  Upon delivery of any such counterpart to Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Agent not to cause and Subsidiary of Bairnco to become and Additional Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

SECTION 14.  Reaffirmation and Modification of Original Loan Documents.  It is the intention of each of the parties hereto that the Existing Guaranty be amended and rested so as to preserve the perfection and priority of all security interests securing indebtedness under the Credit Agreement, the Existing Guaranty and the other Loan Documents (as defined in the Credit Agreement) and that all indebtedness and obligations of the Borrowers and the guarantors under the Credit Agreement, the Existing Guaranty and the other Loan Documents (as defined in the Credit Agreement) shall be secured by the Loan Documents and that this Agreement shall constitute a novation of the obligations and liabilities existing under the Existing Guaranty.  The parties hereto further acknowledge and agree that this Agreement constitutes an amendment of the Existing Guaranty made under the terms thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed by their respective officers thereunder duly authorized as of the day and year first above written.

BAIRNCO CORPORATION

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Assistant Secretary

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

KASCO CORPORATION

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Vice President and Treasurer

Address:

1569 Tower Grive Avenue

St. Louis, Missouri 63110

ARLON, INC.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Treasurer

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON ADHESIVES & FILMS, INC.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Vice President and Treasurer

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON PARTNERS, INC.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Vice President and Treasurer

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON SIGNTECH, LTD.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Vice President

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON VISCOR, LTD.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Vice President

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON MED INTERNATIONAL, LLC

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Treasurer

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ATLANTIC SERVICE CO. (UK) LTD.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Director

Address:

Willow Road

Pen-Y-Fan Industrial Estate

Croespenmaen, Crumlin,

Newport, Wales UK NP11 4EG

BERTRAM & GRAF GMBH

By: /s/ Luke E. Fichthorn III

Name:

Luke E. Fichthorn III

Title:

Director

Address:

Bahnhofstrasse 7

23589 Pansdorf, Germany

EUROKASCO S.A.S.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Assistant Treasurer

Address:

7 bis boulevard Robert Thiboust

SERRIS

77706 Marne la vellee Cedex 4 France

KASCO MEXICO, LLC

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Treasurer

Address:

1569 Tower Grive Avenue

St. Louis, Missouri 63110

ARLON MATERIALS FOR ELECTRONICS

CO. LTD.

By: /s/ Luke E. Fichthorn III

Name:

Luke E. Fichthorn III

Title:

Vice Chairman

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON MATERIAL TECHNOLOGIES CO. LTD.

By: /s/ Luke E. Fichthorn III

Name:

Luke E. Fichthorn III

Title:

Vice Chairman

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ATLANTIC SERVICE CO. LTD.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Secretary and Assistant Treasurer

Address:

8620 Boul Pie IX

Montreal, Quebec

Canada H1Z 4G2

KASCO ENSAMBLY S.A. DE C.V.

By: /s/ Lawrence C. Maingot

Name:

Lawrence C. Maingot

Title:

Director

Address:

Avenida Juan Zavala y Ruiz

s/n Col. Los Fuentes

H. Matamoros, Tamaulipas

Mexico

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